UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2004

ARENA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

000-31161

23-2908305

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of Principal Executive Offices)   (Zip Code)

(858) 453-7200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release issued July 20, 2004, announcing financial results for the second quarter and six months ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On July 20, 2004, Arena Pharmaceuticals, Inc. issued a press release announcing its financial results for the second quarter and six months ended June 30, 2004.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall be deemed incorporated by reference in any registration statement previously or subsequently filed by Arena Pharmaceuticals, Inc. under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2004	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Jack Lief
Jack Lief
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 20, 2004, announcing financial results for the second quarter and six months ended June 30, 2004.